EX-99.CERT

BLUE ROCK MARKET NEUTRAL FUND, LLC
EXHIBIT 11(B) TO FORM N-CSR



              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Blue Rock Market Neutral Fund, LLC

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended September 30, 2004 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



/s/ Robert W. Fullerton
---------------------------
Robert W. Fullerton
Principal Executive Officer
December 02, 2004


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Blue Rock Market Neutral Fund, LLC for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to UMB Fund Services, Inc. and will be retained by UMB Fund Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                                                      EX-99.CERT

BLUE ROCK MARKET NEUTRAL FUND, LLC
EXHIBIT 11(B) TO FORM N-CSR



              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Blue Rock Market Neutral Fund, LLC

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended September 30, 2004 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


/s/ Mark F. Steen
---------------------------
Mark F. Steen
Principal Financial Officer
December 02, 2004


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Blue Rock Market Neutral Fund, LLC for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to UMB Fund Services, Inc. and will be retained by UMB Fund Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.